IMPORTANT NOTICE TO SHAREHOLDERS

WILSHIRE VARIABLE INSURANCE TRUST
Wilshire Global Allocation Fund

Supplement dated November 18, 2019 to the
Summary Prospectus, Statutory Prospectus, and Statement of Additional Information (“SAI”),
each dated April 30, 2019

At its meeting on November 5, 2019, the Board of Trustees of Wilshire Variable Insurance Trust (the “Trust”) approved new service providers for the Trust.

Effective November 25, 2019, the Legend in the Wilshire Global Allocation Fund’s (the “Fund”) Summary Prospectus and Statutory Prospectus is revised to update the email address for shareholders to contact the Fund. The website where shareholders may find the Fund’s Prospectus and the phone number for shareholders to contact the Fund remain the same.

For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, shareholders may email wilfunds@wilshire.com.

Effective November 25, 2019, the Fund’s Prospectus and SAI are amended as follows.

Change in Principal Underwriter

Compass Distributors, LLC has replaced Ultimus Fund Distributors, LLC as the Trust’s principal underwriter. Accordingly, all references in the Prospectus and SAI to “Ultimus Fund Distributors, LLC” and “Ultimus” are hereby deleted and replaced with references to “Compass Distributors, LLC” and “Compass,” respectively, and all references in the Prospectus to the “distributor” or “underwriter” are deemed to be references to Compass Distributors, LLC (“Compass”). Compass is a subsidiary of Foreside Financial Group, LLC. The address of Compass is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Changes in Administrator

U.S. Bancorp Fund Services, LLC (doing business as U.S. Bank Global Fund Services) (“Fund Services”) has replaced Ultimus Fund Solutions, LLC as the Trust’s administrator. Accordingly, all references in the SAI to “Ultimus Fund Solutions, LLC” and “Ultimus” are hereby deleted and replaced with references to “U.S. Bank Global Fund Services” and “Fund Services,” respectively, and all references in the SAI to the “administrator” are deemed to be references to U.S. Bank Global Fund Services. As administrator, Fund Services provides the Trust with fund accounting services, administration services, and certain other services as may be required by the Trust. The address of U.S. Bancorp Fund Services, LLC is 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Changes in Custodian

U.S. Bank, National Association, an affiliate of Fund Services, has replaced Northern Trust Company as the Trust’s custodian. Accordingly, all references in the SAI to “Northern Trust Company” and “Northern Trust” are hereby deleted and replaced with references to “U.S. Bank, National Association” and all references in the SAI to the “custodian” are deemed to be references to U.S. Bank, National Association. The address of U.S. Bank, National Association is 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212.